Annual Total Returns- Goldman Sachs Tax-Advantaged Global Equity Portfolio (Class P Shares) [BarChart] - Class P Shares - Goldman Sachs Tax-Advantaged Global Equity Portfolio - Class P Shares	2019	2020
Total	21.25%	12.20%